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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         NOVEMBER 23, 1999
                                                  ------------------------------


                              FRITZ COMPANIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                      0-20548                 94-3083515
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(STATE OR OTHER JURISDICTION       (COMMISSION FILE            (IRS EMPLOYER
      OF INCORPORATION)                 NUMBER)              IDENTIFICATION NO.)



      706 MISSION STREET, SAN FRANCISCO, CALIFORNIA              94103
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (415) 904-8360
                                                   -----------------------------


                                  INAPPLICABLE
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          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)



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Item 5. Other Events

        On November 12, 1999, the Company issued a press release announcing the opening of a new U.S. Customs Brokerage Processing Center in Dallas, Texas designed to significantly improve service for its customers. A copy of the press release is attached as Exhibit 1.

Item 7. Financial Statement and Exhibits

        (c) See the attached Exhibit Index.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRITZ COMPANIES, INC.


                                                 /s/ LYNN C. FRITZ
                                    By__________________________________________
                                                    Lynn C. Fritz
                                       Chairman of the Board and Chief Executive
                                         Officer (Principal Executive Officer)


Dated: November 23, 1999



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                                  EXHIBIT INDEX

NUMBER        EXHIBIT                                        PAGE
------        -------                                        ----
99.1          Press release dated November 12, 1999.         5



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